Exhibit 99.1


                           JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the Class A Limited Partnership Units of Heartland Partners, L.P., a Delaware limited partnership, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(f)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: December 12, 2001

                               WAVELAND PARTNERS, L.P.
                               By: Waveland Capital Management, L.P.
                                     Its: General Partner
                                     By: Clincher Capital Corporation
                                           Its: General Partner

                                           By:  /s/ David S. Richter
                                              --------------------------------
                                                David S. Richter, President

                               WAVELAND CAPITAL MANAGEMENT, L.P.
                               By: Clincher Capital Corporation
                                     Its: General Partner

                                     By:  /s/ David S. Richter
                                        ----------------------------------
                                          David S. Richter, President

                               CLINCHER CAPITAL CORPORATION


                               By:   /s/ David S. Richter
                                  -----------------------------------
                                    David S. Richter, President


                               WAVELAND CAPITAL MANAGEMENT, LLC



                               By:   /s/ David S. Richter
                                   ----------------------------------
                                     David S. Richter, Manager


                               WAVELAND PARTNERS, LTD.



                               By:   /s/ David S. Richter
                                   -----------------------------------
                                     David S. Richter, Director



                               WAVELAND INTERNATIONAL, LTD.



                               By:   /s/ David S. Richter
                                   -----------------------------------
                                    David S. Richter, Director